                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------


                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  February 28, 2000.

                     Circuit City Credit Card Master Trust
                   -----------------------------------------

      United States                  0-26172                 58-1897792
   --------------------       --------------------     --------------------


    225 Chastain Meadows Court
         Kennesaw, Georgia                                    30144
-------------------------------                            ----------


Registrant's telephone number, including area code: 770-423-7900

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5. On February 28, 2000, the Circuit City Credit Card Master Trust issued its Class A Floating Rate Asset Backed Certificates, Series 2000-1 and its Class B Floating Rate Asset Backed Certificates, Series 2000-1.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following is filed as an Exhibit to this Report under Exhibit 4.

           Exhibit 4.1. Series 2000-1 Supplement dated February 28, 2000 between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee.

           The following is filed as an Exhibit to this Report under Exhibit 10.

           Exhibit 10.1. Interest Rate Cap Agreement dated February 25, 2000 between First North American National Bank and Bank of America, N.A.

Item 8.    Not Applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Circuit City Credit Card Master Trust


                         By:     FIRST NORTH AMERICAN NATIONAL BANK,
                                 as Transferor and Servicer

                         By:     Philip J. Dunn

                                 ----------------------------
                         Name:   Philip J. Dunn
                         Title:  Vice President

                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------

4.1 Series 2000-1 Supplement dated February 28, 2000 between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee

10.1 Interest Rate Cap Agreement dated February 25, 2000 between First North American National Bank and Bank of America, N.A.